SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: March 15, 2004

Date of earliest event reported: March 15, 2004

BRISTOL-MYERS SQUIBB COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-1136	22-079-0350
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY 10154

(Address of principal executive office)

Registrant’s telephone number, including area code: (212) 546-4000

ITEM 5. OTHER EVENTS.

On March 15, 2004, Bristol-Myers Squibb Company issued a press release, a copy of which is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business to be Acquired: Not Applicable.

(b) Pro Forma Financial Information: Not Applicable.

(c) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated March 15, 2004 of Bristol-Myers Squibb Company.

99.2	Certain supplemental information not included in the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company,

By:	/s/ SANDRA LEUNG
Name:	Sandra Leung
Title:	Secretary

Date: March 15, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated March 15, 2004 of Bristol-Myers Squibb Company.

99.2	Certain supplemental information not included in the press release.